Exhibit 99.2
Welcome & Overview of Agenda Tony Earley, Chairman & CEO DTE Energy Analyst Meeting October 19, 2009

Safe Harbor Statement 2 The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: the length and severity of ongoing economic decline; changes in the economic and financial viability of our customers, suppliers, and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; high levels of uncollectible accounts receivable; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; potential for continued loss on investments, including nuclear decommissioning and benefit plan assets; the timing and extent of changes in interest rates; the level of borrowings; the availability, cost, coverage and terms of insurance and stability of insurance providers; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements that could include carbon and more stringent mercury emission controls, a renewable portfolio standard, energy efficiency mandates, and a carbon tax or cap and trade structure; nuclear regulations and operations associated with nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the impact of collective bargaining agreements; unplanned outages; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; the effects of competition; the uncertainties of successful exploration of gas shale resources and challenges in estimating gas reserves with certainty; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the cost of protecting assets against, or damage due to, terrorism; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and binding arbitration, litigation and related appeals. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward- looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's and Detroit Edison's 2008 Forms 10-K and 2009 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in DTE's 2008 Form 10-K, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain this Form from the SEC by calling 1-800-SEC-0330.

Today's Agenda

DTE Energy

➢ Tony Earley, Chairman & CEO	Welcome & Overview of Agenda
➢ David Cole, Chairman Center for Automotive Research	Today's Turbulence: A Foundation for Future Success
➢ Tony Earley, Chairman & CEO	DTE Energy Strategic Overview
➢ Gerry Anderson, President & COO	Utility Value Creation Strategy
➢ Steve Kurmas, Detroit Edison President & COO	Detroit Edison: Key Areas of Growth
➢ Jerry Norcia, MichCon President & COO	MichCon Outlook & Midstream Growth
➢ Dave Ruud, Executive VP, DTE Energy Resources	Power & Industrial: Outlook & Growth
➢ Dave Meador, Executive VP & CFO	Financial Overview
➢ Tony Earley, Chairman & CEO	Final Q&A and Conclusion

October 19, 2009

3

David Cole Chairman, Center for Automotive Research 4 David Cole is a not an employee of DTE Energy or its affiliates. His presentation reflects the views of the Center for Automotive Research and not those of DTE Energy

Strategic Overview Tony Earley, Chairman & CEO DTE Energy Analyst Meeting October 19, 2009

Strategic Outlook Discussion Outline Our accomplishments demonstrate our ability to get results Significant improvement to 2009 operating earnings guidance 2010 early outlook shows strong year-over-year earnings growth Our utility value creation model balances utility growth and customer affordability Our non-utility value creation model focuses on lower risk investments providing better than utility returns Our financial strength and dividend commitment provide a solid total shareholder return 6

Our Accomplishments over the Last Three Years Demonstrate Our Ability to Get Results Strengthened regulatory structure to benefit all stakeholders Significantly improved operational performance and reduced costs Streamlined non-utility business mix and sharpened focus Successfully navigating challenging economic climate in 2009 7 We Have Achieved Our Growth Targets by Successfully Navigating a Tumultuous Business Environment

Our Cost Reduction Efforts Have Helped Offset Lower Electric Load 8 Down 8% YTD Sept. 30th from 2008 Projecting 7% - 8% load loss in 2009 Continuous improvement and one- time cost reductions helped offset weak demand prior to self- implementation Detroit Edison Electric Load

Significant Improvement to 2009 Earnings Guidance 9 $2.71 $0.89 Operating Earnings Per Share* Guidance Midpoint 2009 Original Guidance 2009 Revised Guidance * Reconciliation to GAAP reported earnings included in the appendix Maintaining utility guidance: able to offset further weakening in the economy and weather with continuous improvement and one-time cost reductions Increasing non-utility guidance due to strong Energy Trading performance Tax benefits driving better than expected Corporate & Other results $0.67 $2.71 ($0.48) ($0.30) $2.90 $3.30 Non-Utility Utility Corp. & Other

2010 Early Outlook Shows Strong Year-Over-Year Growth 10 $471 $523 - $558 $545 - $610 Operating Earnings* ($ millions) $2.90 $2.75 - $3.05 $3.20 - $3.40 Expect continued growth in 2010, even with conservative assumptions Utilities recover to full earnings power with anticipated rate increases Strong cost management Power & Industrial and Gas Midstream growth offset by return to normal at Energy Trading $445 - $505 * Reconciliation to GAAP reported earnings included in the appendix Operating EPS*

Solid Plan for 5% to 6% Long-Term Earnings Growth Rate 11 Operating Earnings per Share* Abundant opportunities to invest capital Utility value creation model designed to translate capital into long-term earnings Non-utility investments complement utilities, diversify earnings, provide better than utility returns * Reconciliation to GAAP reported earnings included in the appendix Expect 5% - 6% Average Annual EPS Growth

Utility Value Creation Strategy Expected to Produce Consistent Results Predictable rate case outcomes enable investment and job creation Solid regulatory framework reduces regulatory lag Open communication builds strong relationships Positive customer feedback Manageable rate increases Competitive business rates spur economic development Strong Regulatory Model Cost Reductions & Capital Efficiency Customer Satisfaction 12 Consistent Earnings Growth

Our Non-Utility Value Creation Model Focuses on Lower Risk, Strong Return Investments 13 Focus on key, well-defined areas Disciplined Investment with strict risk/return criteria that produce better than utility returns Value Creation through continued earnings growth or monetizations with an objective to increase visibility and valuation

Our Non-Utility Businesses Provide Geographic Diversity & Strong Returns Leverages our strengths and skills History of generating substantial shareholder value Better than utility returns Enables participation in geographic markets beyond our regulated territories Diversifies earnings Rebalanced non-utility businesses in 2007 to focus on key areas of growth DTE Energy Business Mix* 14 2008 Earnings 1997 Earnings 3% Non-Utility 97% Utility 76% Utility 24% Non-Utility * Excludes Corporate & Other segment

We Are Addressing Several Key Challenges Achieve consistently strong regulatory results 15 Continue to manage impact of economy Successfully navigate climate change legislation

Climate Change Legislation Moving in the Right Direction... Waxman-Markey impact on Detroit Edison: Provides nearly 30 million tons in free allocations in 2012, declining to zero in 2030 Allowance purchase of approximately $150 million would be required to meet gap between allocations and emissions in 2012 (at $17/ton) Average incremental rate increase under Waxman-Markey of 0.28¢/kWh in 2012, increasing in future years Allowance price uncertainty increases risk of investment in new technologies leading to potential delays 16 Waxman-Markey impact on MichCon: Provides 5 million tons in free allocations in 2012, declining to zero in 2030 Gap between allocations and emissions must be purchased Allowance purchase of approximately $75 million would be required to meet gap between allocations and emissions in 2016 (at $25/ton) when gas utilities enter the cap and trade program At least 33% of allowances must be used for energy efficiency programs for consumers

17 ....But We Still Need Improvements to Minimize Customer Impact A reasonable transition period allows time for technology development and deployment to reduce customer rate increases Keys to making the costs of climate change legislation reasonable: Free allocations: EEI/AGA/ACCCE and others will continue to push for greater free allocation to the electric and gas sectors Phase-out of free allocations: The Waxman-Markey 5-year phase-out between 2025 and 2030 is very fast and would result in significant customer impact Cost collar: A mechanism to set a floor and ceiling price for allowances will limit customers' exposure to volatile allowance prices, while still sending long-term price signals Reduction levels: Economy wide GHG reduction levels (3% in 2012 and 17% in 2020 under Waxman-Markey) will cause higher allowance prices in the early years than a more gradual reduction schedule that would minimize price impacts Offsets: Legislative language on offsets (e.g. from landfill, forestry, and agriculture projects) needs work to minimize allowance prices in early years of cap and trade

DTE Energy's Key Strategic Objectives Will Deliver Value to Shareholders Achieve a level of operational excellence that is distinctive in our industry Utilize a utility model that balances growth and customer affordability Position the company to benefit from powerful trends in the energy sector Particularly those tied to environmental trends and gas supply shifts Grow in a way that delivers value to our shareholders 5% to 6% average annual operating EPS growth Attractive dividend 18 Each of these objectives will be addressed today

Today's Agenda

DTE Energy

➢ Tony Earley, Chairman & CEO	Welcome & Overview of Agenda
➢ David Cole, Chairman Center for Automotive Research	Today's Turbulence: A Foundation for Future Success
➢ Tony Earley, Chairman & CEO	DTE Energy Strategic Overview
➢ Gerry Anderson, President & COO	Utility Value Creation Strategy
➢ Steve Kurmas, Detroit Edison President & COO	Detroit Edison: Key Areas of Growth
➢ Jerry Norcia, MichCon President & COO	MichCon Outlook & Midstream Growth
➢ Dave Ruud, Executive VP, DTE Energy Resources	Power & Industrial: Outlook & Growth
➢ Dave Meador, Executive VP & CFO	Financial Overview
➢ Tony Earley, Chairman & CEO	Final Q&A and Conclusion

October 19, 2009

19

Utility Value Creation Strategy Gerry Anderson, President & COO DTE Energy Analyst Meeting October 19, 2009

We Are Frequently Asked Three Questions by Our Investors 2 What is DTE's model for creating value in its utilities? The new regulatory framework is a big improvement... ....but given economic pressures, how will it be applied? When do you expect to see load growth again... ....and how can you grow utility EPS if the economy isn't growing? The cost reductions are good... ....but how will they be treated in your rate proceedings? Will Michigan's new regulatory framework be applied in a way that works for DTE? How can Detroit Edison / MichCon grow if the underlying economy is struggling? How will the large cost reductions be treated in the rate-setting process?

Michigan's Regulatory Structure Has Improved Significantly Over the Past Year 3 7 States 10 States 15 States 10 States 6 States Lower Regulatory Quality Higher Regulatory Quality Michiga n Post-2008 Source: Barclays Capital, Regulatory Research Associates Michiga n Pre-2008 2009 Ranking of State Utility Environments

What are the Key Elements of a Strong Regulatory Model in Current Environment? 4 Strong Regulatory Model

Detroit Edison / MichCon Regulatory Construct

DTE Energy

Current Features

- 11% ROE
- File & Use Rates
  - 6 month self-implementation
  - Forward-looking test year
- Tracking mechanisms for key costs
  - Fuel & purchased power
  - Electric Choice lost margin
  - MichCon uncollectibles
  - Storm restoration
- RPS/Energy Optimization (EO) with prefunding
- Certificate of Need for large capital projects

New Elements Under Consideration

- Revenue decoupling
  - Provides right incentive for EO
  - Encourages DTE to lower customer bill
  - Addresses uncertain demand
  - Included in Detroit Edison and MichCon rate cases
- Uncollectible tracker at Detroit Edison
  - Parallel to MichCon
  - Included in Detroit Edison case

- **Addresses lag (File & Use, prefunding)**
- **Addresses key cost risks (trackers)**
- **Addresses revenue uncertainty / lag (File & Use, decoupling)**
- **Aligns utilities, customers and regulators**

5

Detroit Edison Rate Case 6 Completed constructive discussions with MPSC Staff on open revenue requirement issues and outstanding technical issues Key stakeholders recognize that our cost reductions have significantly reduced the need to increase rates Detroit Edison has significantly reduced costs, including about $200 million of O&M, in its last two rate cases Actual revenue declines align closely with our filings - if approved, our decoupling mechanism will keep us whole on any incremental sales declines Our interests are aligned with regulators and state government on stimulating Michigan's economy, encouraging energy optimization DTE Energy must be financially healthy to continue to invest in Michigan Working together to create highly effective EO program We believe we will receive an acceptable outcome in Detroit Edison's rate case

We Are Frequently Asked Three Questions by Our Investors 7 What is DTE's model for creating value in its utilities? When do you expect to see load growth again... ....and how can you grow utility EPS if the economy isn't growing? Will Michigan's new regulatory framework be applied in a way that works for DTE? How can Detroit Edison / MichCon grow if the underlying economy is struggling? How will the large cost reductions be treated in the rate-setting process?

Detroit Edison Has Capital Investment Opportunities Much Higher than Historical Average ($ billions) $3.0 - $3.4 $0.5 - $0.6 $0.4 - $0.5 $2.0 - $2.2 $2.5 $0.6 $1.9 $0.1 8 Detroit Edison Projected Capital Investment

9 These Investments Will Lead to Significant Rate Base and Earnings Growth Utility Growth Plan Supports DTE Energy's 5% - 6% Average Annual EPS Growth Rate $11.8 $13.5 - 13.9 ($ billions) 2.3 9.5 2.4 - 2.5 11.1 - 11.4 5% - 6% Annual Growth Utility Rate Base

The Growth is Viewed as Both a Source and Enabler of Economic Development in Michigan 10 Environmental Projects at Monroe Power Plant Michigan Wind Farm Is a significant source of economic development Monroe Power Plant's environmental projects have been among the largest construction projects in Michigan New wind and biomass generation projects to create significant construction jobs Enables significant spinoff investment in Michigan Direct investments from manufacturers Indirect investments in R&D, commercial and industrial infrastructure Creates significant permanent jobs to spur Michigan's economy Engineering Manufacturing Construction Support Utility Investment:

11 Summary of Utility Rate Base Growth The quantity of investment opportunities is not the issue The affordability of these investments is the issue DTE's utility rate base will grow 5% - 6% over next 5 years Much of this growth is tied to environmental and renewable mandates How can DTE ensure that: Rate increases are affordable for customers? MPSC is able to support quality returns on investments?

We Are Frequently Asked Three Questions by Our Investors 12 What is DTE's model for creating value in its utilities? Will Michigan's new regulatory framework be applied in a way that works for DTE? How can Detroit Edison / MichCon grow if the underlying economy is struggling? How will the large cost reductions be treated in the rate-setting process? The cost reductions are good... ....but how will they be treated in your rate proceedings?

Cost Reductions Help Keep Rates Affordable Illustrative customer rate impact from sustained cost savings and high capital investment Revenue Deficiency Revenue Sufficiency 2008 2009 2010 2011 2012 Increasing need for rate increase due to investments Decreasing need for rate increases due to cost reductions Net required rate increase Cost reductions help mitigate unfavorable economic conditions and future cost pressures Gross rate increase Cost reductions 13

14 Since 2006 We Have Worked Hard to Reduce Costs to Improve Our Competitiveness and Affordability 2006 - 2008 Cost Reductions*... $300 ....Gave Way to Our Current Continuous Improvement Model Continuous Improvement Model Continuous Improvement Model ($ millions) * Includes expense and capital savings for DTE Energy

In Late 2008 We Asked Our Employees to Respond to the Economic Crisis by Accelerating Our CI Deployment 15 Committed to do everything in our power to preserve employment security In return, asked our employees to accelerate their use of continuous improvement to achieve: $150M in company-wide cost reductions and revenue enhancements, including $100M in utility cost reductions No degradation of customer service, reliability, employee safety Our employees have delivered on every front

Our Employees' Response and the Accelerated CI Deployment Explain Most of DTE's Positive Results this Year 16 $150M improvement plan on track Utility earnings guidance maintained 2009 operating EPS* guidance midpoint increased from $2.90 to $3.30 Economic Results Best INPO index ever at Fermi 2 (approaching top decile) Best power plant reliability in 15 years (> top quartile) 20% improvement in SAIDI (grid reliability) 15% improvement in gas leak response time Reliability Results Top decile OSHA rate at MichCon > Top quartile OSHA rate at Detroit Edison Lowest OSHA rate ever for DTE Energy Safety Results Reduced complaints by 15% (45% since 2006) Held customer satisfaction at industry median Customer Service Results * Reconciliation to GAAP reported earnings included in appendix

Continuous Improvement Has Markedly Improved Our Performance 2009 Projection Rigorous benchmarking shows our improvements Cost reductions have not compromised safety or reliability Our work is ongoing We still have opportunities for meaningful improvement 2008 Metric Metric 1st Quartile 2nd Quartile 3rd Quartile 4th Quartile Safety Metrics Detroit Edison OSHA Recordable Rate Financial Metrics A&G Cost per Customer Financial Metrics Fuel Cost ($/MWh) Financial Metrics Detroit Edison (excl Nuclear) O&M and Maint. Capex / Customer Operating Metrics Institute of Nuclear Power Operations Index Operating Metrics Generation Random Outage Factor (ROF) Operating Metrics Customer Outage Index Operating Metrics Residential Customer Satisfaction Example: Detroit Edison Performance Metrics 2009 YTD July 17

We Have Gone About this CI Work in a Manner Very Different from Past Efforts River Rouge Power Plant Warren Service Center 18 Michigan Avenue Service Center

It Is Difficult to Ask Employees to "Turn On" and "Turn Off" These Efforts 19

We also Believe that Transparency Ultimately Trumps the Traditional Utility-Regulator "Shell Game" 20

We Are Frequently Asked Three Questions by Our Investors 21 What is DTE's model for creating value in its utilities? The new regulatory framework is a big improvement... ....but given economic pressures, how will it be applied? When do you expect to see load growth again... ....and how can you grow utility EPS if the economy isn't growing? The cost reductions are good... ....but how will they be treated in your rate proceedings? Will Michigan's new regulatory framework be applied in a way that works for DTE? How can Detroit Edison / MichCon grow if the underlying economy is struggling? How will the large cost reductions be treated in the rate-setting process?

Utility Value Creation Strategy We believe our utility value creation strategy will produce consistent, low risk earnings growth Strong Regulatory Model Cost Reductions and Capital Efficiency Customer Satisfaction 22

Today's Agenda

DTE Energy

➢ Tony Earley, Chairman & CEO	Welcome & Overview of Agenda
➢ David Cole, Chairman Center for Automotive Research	Today's Turbulence: A Foundation for Future Success
➢ Tony Earley, Chairman & CEO	DTE Energy Strategic Overview
➢ Gerry Anderson, President & COO	Utility Value Creation Strategy
➢ Steve Kurmas, Detroit Edison President & COO	Detroit Edison: Key Areas of Growth
➢ Jerry Norcia, MichCon President & COO	MichCon Outlook & Midstream Growth
➢ Dave Ruud, Executive VP, DTE Energy Resources	Power & Industrial: Outlook & Growth
➢ Dave Meador, Executive VP & CFO	Financial Overview
➢ Tony Earley, Chairman & CEO	Final Q&A and Conclusion

October 19, 2009

23

Detroit Edison: Key Areas of Growth Steven E. Kurmas, President & COO, Detroit Edison DTE Energy Analyst Meeting October 19, 2009

Presentation Outline 2 Characteristics of Detroit Edison's Growth Plan Environmental Compliance Investments Renewable Portfolio Standard (RPS) Energy Optimization (EO) Summary and Business Imperatives

Detroit Edison's Near-Term Growth 3 Continue to rollout residential and commercial programs Ensure capital efficiency by aggressively managing project schedules and budgets Construction of utility owned renewable generation Execute third party PPA / REC purchase contracts Significant investments to achieve environmental mandates New generation to meet Renewable Portfolio Standard (RPS) Energy Optimization (EO) program to meet mandated targets Detroit Edison Growth Comes from Required Investments

Detroit Edison Growth Profile 4 Detroit Edison's growth plan requires significant capital investment, which must be managed with intense rigor Detroit Edison Projected Capital Investment ($ billions) $3.0 - $3.4 $0.5 - $0.6 $0.4 - $0.5 $2.0 - $2.2 $2.5 $0.6 $1.9 $0.1

Presentation Outline 5 Characteristics of Detroit Edison's Growth Plan Environmental Compliance Investments Renewable Portfolio Standard (RPS) Energy Optimization (EO) Summary and Business Imperatives

National Clean Air Act (CAA) New source review enforcement National Clean Water Act (CWA) Michigan Mercury Rule National carbon legislation Resource Conservation & Recovery Act 6 Existing Regulations Emerging Regulations Detroit Edison's environmental compliance strategies are driven by existing and emerging federal / state policy and enforcement actions Environmental Compliance

SO2 reductions SCR 7 Reduced particulate emissions by nearly 90% since 1974, while increasing generation output by 56% NOx reductions Particulate reductions PCB phase- out Reduced SO2 emissions by over 60% from 1974 through beginning of 2009 through increased use of Western coal Installed and commenced operation of a Flue Gas Desulfurization system (FGD or Scrubber) on Monroe Unit 4 in June 2009, reducing SO2 emissions on that unit by 97% Removed all PCB-containing equipment from public access areas four years ahead of the federal deadline Continue to voluntarily phase out remaining PCBs in equipment Currently, EPA is considering a mandatory total PCB phase-out of remaining PCB containing equipment Reduced NOx emissions by over 60% since 1974 through increased usage of low-NOx burners as well as the installation of Selective Catalytic Reduction (SCR) systems on Monroe Units 1, 3 and 4 Past Investment in Emissions Controls Environmental investments have significantly improved power plant emissions FGD

Future Investments in Emissions Controls 8 Ash disposal CAIR, CAMR and Climate Change Develop and implement plans to meet EPA requirements Continued focus on efforts to influence the final outcome NOx reductions SO2 reductions Mercury reductions Install scrubbers Implement potential fuel blending project at Monroe Install SCRs Utilize scrubber/SCR combinations Install Activated Carbon Injection (ACI) systems Detroit Edison plans significant investment to meet future environmental requirements Environmental Capital ($ millions)

Presentation Outline 9 Characteristics of Detroit Edison's Growth Plan Environmental Compliance Investments Renewable Portfolio Standard (RPS) Energy Optimization (EO) Summary and Business Imperatives

Michigan RPS Legislation Overview 10% of retail sales must come from Michigan-based renewable sources by 2015 Qualifying Technologies Ownership Constraints Up to 50% owned by DTE Energy At least 50% by 3rd party 10 Renewable energy sold by Detroit Edison at a "transfer price" determined by MPSC Non-volumetric surcharges Tax credits Compliance Targets Funding Mechanisms

Wind Farm Opportunities 11 60 MW - John Deere Phase 2 of existing wind farm. Transmission studies complete. Earliest COD = 2010. 35 MW - BP Sale of land easements. Transmission studies complete. Earliest COD = 2011. 45 MW - Heritage Phase 2 of existing wind farm. Transmission studies complete. Earliest COD = 2010. 142.5 MW - Invenergy Sale of portion of project. Interconnection agreement in place. Earliest COD = 2010. 200 MW - Heritage Near Harbor Beach Plant Transmission studies underway. Earliest COD = 2011. Potential projects for the first Detroit Edison-owned wind farms

Renewable Portfolio Earnings & Capital Investment Profile Net Income ($ millions) Capital Investment ($ millions) 12 Longer-term, RPS investments will increase net income by an average of $40 - $45 million per year The one-time rate increase to support this was implemented in Sept. 2009 ~$100 $100-200 ~$300

Presentation Outline 13 Characteristics of Detroit Edison's Growth Plan Environmental Compliance Investments Renewable Portfolio Standard (RPS) Energy Optimization (EO) Summary and Business Imperatives

Goals Energy Optimization Program Design Energy Optimization Education & Awareness Program Residential Programs Appliance Recycling Energy Star Residential & Small Commercial Program (e.g., high-efficiency lighting) HVAC Program Energy Audits and Weatherization Programs Low Income Program New Construction Program Multifamily Program Commercial & Industrial Programs Prescriptive Program: Most common energy savings technologies Designed to simplify the application process Custom Program: Customized incentives for technologies Energy Optimization website for customers Energy Savings Achieving Incentive Targets Job Creation 14 Customer Satisfaction

Capital spend, $ millions 15 Net Income, $ millions Energy Optimization Capital Investment and Earnings Profile Longer-term, EO investments will have a positive impact on net income... ....while improving customer satisfaction and offsetting customer bill increases

Presentation Outline 16 Characteristics of Detroit Edison's Growth Plan Environmental Compliance Investments Renewable Portfolio Standard (RPS) Energy Optimization (EO) Summary and Business Imperatives

Detroit Edison Earnings Growth 17 Detroit Edison's Growth Plan Supports DTE Energy's 5% - 6% Average Annual EPS Growth Rate $9.5 $11.1 - $11.4 ($ billions) 5% - 6% Annual Growth Detroit Edison Rate Base Growth

Customer Affordability

DTE Energy

Projected 2009 – 2012 Annual Residential Bill Increase

(excludes PSCR)



~2%
2.5% - 3%
~3%
4% - 5%
Base
Plus Environmental
Plus EO
Plus Deskew
Base
Environmental
EO
Deskew

- **Overall customer bill increase is reduced due to cost reduction initiatives and energy efficiency efforts**
- **Strong focus on capital efficiency to keep customer rates manageable while still meeting mandated environmental and renewable requirements**
- **Renewables funded by constant 20-year charge ($3/month for residential customers) to fund 20-year program – began Sept. 1, 2009**
  - Surcharge started prior to actual construction in order to smooth the rate impact for customers

18

Value Creation Customers and Shareholders 19 Detroit Edison's growth plan requires significant capital investment Our goal is to increase shareholder value creation and customer satisfaction Minimize equity needs by: Maximizing operating cash flows to fund capital investments Driving continuous improvement into our capital programs Mitigate customer rate impact by: Driving participation in EO programs Aggressively implementing continuous improvement efforts

Supply and Demand Balance Regulatory & Legislative Management Capital Discipline O&M Cost Excellence Customer Satisfaction Focus Economy Regulatory Environment Political Environment 20 Customer Affordability To ensure that both shareholder and customer value is realized, a number of business imperatives must be executed successfully... Value Creation Customers and Shareholders ....while managing key external factors

Today's Agenda

➢ Tony Earley, Chairman & CEO	Welcome & Overview of Agenda
➢ David Cole, Chairman Center for Automotive Research	Today's Turbulence: A Foundation for Future Success
➢ Tony Earley, Chairman & CEO	DTE Energy Strategic Overview
➢ Gerry Anderson, President & COO	Utility Value Creation Strategy
➢ Steve Kurmas, Detroit Edison President & COO	Detroit Edison: Key Areas of Growth
➢ Jerry Norcia, MichCon President & COO	MichCon Outlook & Midstream Growth
➢ Dave Ruud, Executive VP, DTE Energy Resources	Power & Industrial: Outlook & Growth
➢ Dave Meador, Executive VP & CFO	Financial Overview
➢ Tony Earley, Chairman & CEO	Final Q&A and Conclusion

October 19, 2009

21

MichCon Outlook & Midstream Growth Jerry Norcia, President & COO, MichCon DTE Energy Analyst Meeting October 19, 2009

DTE Energy's Gas Asset Portfolio MichCon is the 11th largest US gas utility* DTE Gas Midstream is a leading provider of North American gas storage and transportation Vector (40% owned) Millennium (26.25% owned) MichCon MichCon Service Area DTE Gas Storage Fields DTE's gas asset portfolio is well positioned to take advantage of attractive market dynamics 2 *AGA eGUS Database

3 MichCon Growth Opportunities Gas Midstream History of Consistent Growth Future Growth Opportunities

Strengthen and expand MichCon's distribution system Investment in additional pathways move gas outside of utility distribution system Expansion projects provide increased storage for 3rd party customers Distribution Other Retail MichCon Growth Opportunities Utility Storage & Transportation MichCon's investment opportunities focus on wholesale services for third parties and retail customer satisfaction Automated Metering Infrastructure to improve customer satisfaction and reduce costs Continued growth in appliance repair business 4

MichCon Earnings Growth

DTE Energy



MichCon Operating Earnings*
($ millions)
$70
$90 - $100
2009E
2010E
9.0% ROE
10%-11% ROE

MichCon's return to authorized ROE will produce strong earnings growth

- Case requests first increase in delivery rates since 2005; rate freeze in effect since 2007
  - Incorporates multiple years of rate base growth
  - Rate increase is offset by lower cost of gas and energy efficiency efforts
  - Focus on continuous improvement and pipeline and storage optimization help keep rate increases manageable
  - Self-implement rates in January 2010
  - Final rate order in mid-2010

5

* Reconciliation to GAAP reported earnings included in appendix

6 MichCon Growth Opportunities Gas Midstream History of Consistent Growth Future Growth Opportunities

7 Joliet (Chicago) Dawn Corning Ramapo Overview of DTE's Gas Midstream Assets Washington 10 Washington 28 Shelby 2 Belle River Dawn DTE Gas Storage Fields Ownership Interest Capacity Gas Pipeline Vector Pipeline 40% 1.2 Bcf/d Millennium Pipeline 26.25% 0.5 Bcf/d Gas Storage Washington 10 & Shelby 2 100% 75 Bcf Washington 28 50% 16 Total non-utility storage 91 Bcf Vector Millennium

Shelby 2 Storage Project Millennium Pipeline Project History of Strong Net Income Growth 8 $11 $17 $25 $28 $34 $38 Pipelines Storage Washington 10 Phase I Storage Expansion Washington 10 Phase II Storage Expansion Washington 28 Storage Expansion Vector Pipeline Phase I Expansion In Service date: 2005 2006 2007 2008 $45 - $50 Vector Pipeline Phase II Expansion 2009E ROIC: 11% 7% 13% 14% 14% 15% 17% ($ millions)

Overview of Gas Supply / Demand Dynamics

DTE Energy

U.S. Lower 48 Supply Stack, 2000 – 2015, Bcf/d



2000
2015
0.4
LNG
2.8
9.5
Canadian Imports
4.3
1.0
Unconventional Production – Shale
13.5
50.0
Unconventional Production – Tight Gas and Coal Bed Methane (~40% is Rockies production)
16.2
25.2
25.0
34.7
Conventional Production (Primarily On-Shore and Off-Shore Gulf)
17.9
0.0
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Source: Wood Mackenzie June 2009

Radical change in demand & price of natural gas over the past year

- Expect prices to stay low over the next 5 years

Unconventional production expected to more than offset U.S. conventional and Western Canadian production

- Expect 1.8 Bcf/d unconventional gas when Rockies Express pipeline complete
- Expect increased gas shale production from technological advances & higher well productivity
- Expect increased LNG imports from new global liquefaction capacity

9

10 Expect Alliance and Northern Border continue to run full Expect volumes on northern pipelines (TCPL & GLGT) to decline Expect flows from the Rockies and Mid-Continent to increase TCPL GLGT Alliance / Northern Border Vector Chicago LNG Rockies Supply Western Canadian Supply Mid- Continent Supply Gulf Coast Supply LNG Millennium Marcellus Shale Flows Along Vector & Millennium Pipelines Expected to Increase Changes in flows increase demand for Vector and Millennium Pipelines

11 Vector Pipeline Well Positioned to Capture Value Surplus pipeline capacity into Chicago should keep Vector well supplied Decline in Canadian supplies on TCPL serving Ontario, Quebec and the U.S. Northeast expected to be offset by additional supplies moving from Chicago to Ontario via Vector This trend should preserve the value of Vector pipeline and could result in future expansions of Vector Rockies Millennium Iroquois Mid-Continent shales LNG Vector Canada via Alliance Canada via TCPL Gulf

12 Millennium Pipeline Well Positioned to Capitalize on Boom in Marcellus Shale Production Most Marcellus drilling activity currently in "sweet spots", which have the thickest shale formations and are expected to produce the most gas Millennium's location on one of these "sweet spots" provides opportunities for growth Expansion Gathering laterals into Marcellus Shale Extension to the Iroquois pipeline to reach other Northeast markets Empire Iroquois Algonquin Con. Ed NY National Grid Marcellus Shale "sweet spots" Ramapo PA Transco Millennium Corning Stagecoach storage field Marcellus Shale

Changes in Gas Flow Dynamics & Continuation of Two Historical Drivers Should Benefit Michigan Storage 13 Expect increased Rockies and Mid-Continent supplies to flow into Michigan and move further east into Ontario and the U.S. Northeast Expect an increase in gas flows from Chicago to Ontario via Michigan Both of these factors increase value of Michigan storage Northeast shippers continue switching receipt points from Alberta to Ontario Conversions from oil to natural gas in the Northeast Increases in gas flows traversing Michigan Continuing supply shift should result in shippers picking up some Michigan storage to firm up their winter supplies For Northeast shippers with existing capacity on TCPL and Iroquois, Michigan storage is the most economic storage option Contract expirations over next 5 years may result in more Northeast shippers switching from Alberta to Ontario, providing the opportunity for additional 5-15 Bcf of Michigan storage From 2008 to 2015, expect natural gas for home heating in the Northeast to increase, resulting in incremental natural gas storage demand of ~10 Bcf Potential NYC legislation mandating a switch from fuel oil to natural gas could materially increase the value of storage If high oil / low gas prices continue, large dual fuel customers may remove back-up oil tanks and become year-round natural gas users to save on fuel costs, which could materially increase the value of storage

14 Midwest Pipeline Opportunities $75 Potential Total Investment Gas Midstream Has Significant Investment Opportunities in the Next Five Years Potential DTE Investment In-Service Dates Potential Earnings $35 - $40 2010 - 2014 $5/yr Northeast Pipeline Opportunities Midwest Storage Opportunities $125 - $250 $70 - $135 2010 - 2014 $10 - $15/yr $50 - $100 $50 - $100 2011 - 2014 $5 - $10/yr ($ millions)

Summary 15 DTE's gas assets are well positioned to take advantage of opportunities Track record of success Changes in market dynamics provide opportunities: Pipeline and storage expansions Increased value of existing assets

Today's Agenda

DTE Energy

➢ Tony Earley, Chairman & CEO	Welcome & Overview of Agenda
➢ David Cole, Chairman Center for Automotive Research	Today's Turbulence: A Foundation for Future Success
➢ Tony Earley, Chairman & CEO	DTE Energy Strategic Overview
➢ Gerry Anderson, President & COO	Utility Value Creation Strategy
➢ Steve Kurmas, Detroit Edison President & COO	Detroit Edison: Key Areas of Growth
➢ Jerry Norcia, MichCon President & COO	MichCon Outlook & Midstream Growth
➢ Dave Ruud, Executive VP, DTE Energy Resources	Power & Industrial: Outlook & Growth
➢ Dave Meador, Executive VP & CFO	Financial Overview
➢ Tony Earley, Chairman & CEO	Final Q&A and Conclusion

October 19, 2009

16

Power & Industrial: Outlook & Growth David Ruud, Executive VP, DTE Energy Resources DTE Energy Analyst Meeting October 19, 2009

Ownership and operation of wood- fired power plants and landfill gas projects Power & Industrial Business Is Focused on Two Business Areas EES Coke Battery Woodland Biomass 2 Industrial Renewables Utility services at industrial sites Fuel supply and transportation for industrial customers 35 projects in 11 states Detroit, Michigan Woodland, California

Power & Industrial Is Well-Positioned in Industrial and Renewable Areas 3 Extensive experience in efficient operations of large-scale industrial assets Strong project development and risk management skills to structure transactions to manage exposures Construction management skills to ensure project schedules, budgets, and performance expectations are met Long-term ownership model - commitment to serving our customers and maximizing the value of our projects Detroit Metro Airport PCI Enterprises Sparrows Pt, MD Woodland Biomass Woodland, CA

4 Power & Industrial Follows Disciplined Investment Criteria Consistent with Utility Investors' Risk Profile 13% 12 - 15% Asset-based, operationally intensive business allows for consistent returns Risk is limited through strict investment criteria applied to projects Modest scale investments Long-term contracts Viable customers/strong sites Fuel pass-through provisions Inflation escalators Non-recourse financing / partnerships 2007 - 2009E Targeted ROIC for New Investments * After-tax return on total capital (unlevered) Power & Industrial Has Consistently Delivered Value for Investors Power & Industrial Projects Return on Invested Capital*

5 Steel Industry Slowdown and Automotive Restructuring Have Decreased 2009 Earnings vs. 2008 $41 $30 - $35 2008A 2009 Original Guidance Power & Industrial Projects Operating Earnings* ($ millions) Steel industry slowdown impacted volumes to major customers Industrial sector now showing positive signs (capacity utilization increasing) Raised lower end of 2009 guidance due to increased confidence in industrial sector Industry Environment Strong Contracts and Site Selections Resulted in Solid Earnings Despite Financial Crisis Impacts * Reconciliation to GAAP reported earnings included in appendix $25 - $35 2009 Updated Guidance

6 2010 and 2011 Earnings Should Increase with Potential for Additional Upside $30 - $35 2009E 2010E Power & Industrial Projects Operating Earnings* ($ millions) 2011E $40 - $50 $40 - $50 Upside Potential Base Business Base earnings growth driven by: Contracted increases in output at existing sites New projects (in construction/late stage development) coming on-line Upside potential driven by: Sales of additional capacity at existing sites Development of new projects Stable Base Earnings Provide a Solid Foundation for Growth * Reconciliation to GAAP reported earnings included in appendix

7 Renewables Trend Expected to Generate Growth Opportunities Renewable Energy Trends Power & Industrial Growth Position State renewable and efficiency mandates Expanded federal government incentives Strong interest in renewables from corporations Focus in areas where we can apply operational expertise, development skills and existing relationships Waste wood power generation Renewable projects at industrial sites Other opportunities that capitalize on our strengths

8 Waste-Wood Conversion Project Is an Example of Power & Industrial Focus EJ Stoneman Power Plant Cassville, WI Converting 40 MW coal plant to wood- waste fired generation Conversion cost approximately 50% of new build cost Expected on-line in 2010 Builds upon our competencies Power plant operations Solid fuel handling/combustion Project development skills Long-term contract with municipal utility for all output Provides competitively priced renewable power to assist our customer with RPS requirements Expect attractive returns resulting from disciplined efforts Waste-wood conversion projects qualify for renewable credits

9 Power & Industrial Business Provides a Solid Base of Earnings and Strong Growth Potential with Managed Risk Stable Base Earnings Primarily contracted base earnings Leverageable Competencies Proven operational, development and risk management expertise Growth Opportunities Attractive renewable opportunities and upside in industrial business Managed Risk Strict investment criteria to manage risk exposures Strong Returns 12%-15% historical ROIC with similar expectation on future projects Investor Requirement Power & Industrial Position

Today's Agenda

DTE Energy

➢ Tony Earley, Chairman & CEO	Welcome & Overview of Agenda
➢ David Cole, Chairman Center for Automotive Research	Today's Turbulence: A Foundation for Future Success
➢ Tony Earley, Chairman & CEO	DTE Energy Strategic Overview
➢ Gerry Anderson, President & COO	Utility Value Creation Strategy
➢ Steve Kurmas, Detroit Edison President & COO	Detroit Edison: Key Areas of Growth
➢ Jerry Norcia, MichCon President & COO	MichCon Outlook & Midstream Growth
➢ Dave Ruud, Executive VP, DTE Energy Resources	Power & Industrial: Outlook & Growth
➢ Dave Meador, Executive VP & CFO	Financial Overview
➢ Tony Earley, Chairman & CEO	Final Q&A and Conclusion

October 19, 2009

10

Financial Overview David E. Meador, Executive VP & CFO, DTE Energy DTE Energy Analyst Meeting October 19, 2009

Overview 2009 Guidance 2010 Outlook Long Term Outlook 2

DTE's Financial Goals 3 Total Shareholder Return (10%-12%) Maintain Strong Balance Sheet EPS growth of 5%-6% Attractive dividend yield Maximize free cash flow Strong investment grade credit rating Sufficient liquidity to support growth Earn allowed ROE Grow rate base in a disciplined manner Continuous Improvement Constructive regulatory relationships Capital discipline Avoid regulatory lag or disallowance Projects with premium risk-adjusted returns Provide earnings and geographic diversity Capital discipline Monetization opportunities Critical Components Utility Role Non-Utility Role

Increasing 2009 guidance Utilities have performed well in a difficult environment, although not earning full authorized return Non-utility performance ahead of plan and holding company one-time tax benefits help to deliver a strong year 2010 outlook shows continued growth Utilities return to full earnings power Strong focus remains on continuous improvement Non-utility businesses continue growth plan Long-term growth opportunities Growth opportunities provide for a 5%-6% long-term EPS growth rate We will maximize the effectiveness and efficiency of capital spend Our dividend, at $2.12 per share, is well supported and provides an attractive yield at current prices Overview 4

Overview 2009 Guidance 2010 Outlook Long Term Outlook 5

2009 Overview 6 Successfully implemented renewable energy and energy optimization plans Filed rate cases at both utilities Self-implemented rates at Detroit Edison in July Continuous improvement initiatives are on track to produce $100 million (~80% sustainable) in cost savings in 2009 Additional one-time cost savings of $30 million have helped offset lower demand prior to self - implementation Sharply step up the pace and breadth of our CI efforts Position DTE to emerge from 2009 with strong future growth vehicles in place Regulatory Strategy Successfully execute key regulatory proceedings to provide stability in 2009 and position DTE for growth 2009 Priorities Continuous Improvement Value Creation Accomplishments Strong YTD earnings results Balance sheet and liquidity remain solid Operational metrics improved across the board

2009 Operating Earnings* Guidance 7 ($millions, except EPS) Revised Guidance Prior Guidance Detroit Edison: Continuous improvement and one-time cost reductions are offsetting lower demand and mild weather MichCon: Higher depreciation and customer conservation; in final year of a rate freeze Power & Industrial: Industrial sector showing positive signs Unconventional Gas: Deferred production, lower prices Energy Trading: Strong results driven by underlying performance, the roll-on of prior year economic earnings and a tax benefit Corporate & Other: Favorable state and federal taxes Significant corporate staff improvements benefit all segments Drivers * Reconciliation to GAAP reported earnings included in the appendix

2009 Cash Flow Guidance 2009 Cash Flow Summary ($ billions) Plan to issue $60 - $80 million of equity in 2009 to fund Dividend Reinvestment and employee benefit programs 8 Our commitment entering this year was to improve the balance sheet and underlying cash flow 2009 is turning out to be a significant improvement from both prior year and original guidance Free cash flow expected to reach $500M this year, compared to $200M in the original guidance Year end balance sheet metrics will be within DTE's targeted ranges of 50%-52% leverage and 20%-22% FFO/Debt * Reconciliation to GAAP reported cash from operations included in the appendix

Overview 2009 Guidance 2010 Outlook Long Term Outlook 9

Key Assumptions for 2010 Early Outlook 10 Utilities return to full earnings power, achieving 11% authorized ROE Utilities expected to return to authorized ROE through: (1) MPSC ordered rate increases (2) Self-implemented rate increases (3) Operation of MPSC approved trackers and decoupling (4) Cost control Strong focus on continuous improvement, cost control and capital efficiency Detroit Edison and MichCon receive full revenue decoupling in rate cases Decoupling aligns utility/customer incentives around energy efficiency Also addresses swings in demand Expect Energy Trading earnings to normalize after strong 2009 performance New projects coming on-line and the recovery of industrial sector benefits Power & Industrial Projects

2010 Early Outlook 11 Resolution of rate case, environmental projects placed into service, flat load and continued cost control Resolution of rate case, utility capital placed into service and continued cost control Return to normal after one-time tax benefits helped 2009 New projects coming on line and industrial sector recovery Operating Earnings* ($ millions) 2010 Drivers * Reconciliation to GAAP reported earnings included in the appendix Return to normal earnings 2010 Early Outlook 2009 Guidanc e Modest investments; targeting future monetizations Incremental earnings from existing projects

Overview 2009 Guidance 2010 Outlook Long Term Outlook 12

Capital Discipline Implement capital-focused Continuous Improvement efforts Conduct value analysis and review engineering specifications Drive cost savings by leveraging procurement activities Continually challenge our prioritization strategies Explore partnership or other alternative ownership structures 13 Maximize Effectiveness & Efficiency of Capital Investments Keep customer rates manageable Meet mandated environmental and renewable requirements Capital Optimization Helps Maintain a Constructive Regulatory Environment and Enhance Customer Satisfaction

DTE Energy Capital Investment Outlook 14 Projected Capital Investment ($ billions) $0.8 $0.6 $0.6 - $0.9 $0.4 - $0.5 $3.0 - $3.4 Detroit Edison growth over the next three years driven by mandated environmental and renewable investment Renewables: $500 - $600M Environmental controls: $400 - $500M Non-Utility investments focus on projects that generate premium returns and create long-term shareholder value Renewable opportunities at Power & Industrial Projects Continued investment in FERC-regulated Gas Midstream assets $2.5 Capital Investment Plan Supports 5% - 6% Annual EPS Growth $3.9 $4.0 - $4.8

Detroit Edison Growth 15 Detroit Edison 2009 - 2012 Projected Rate Base Growth ($ billions) $9.5 $11.1 - $11.4 Mandatory Renewable Energy and Environmental Investments Drive Rate Base and Earnings Growth at Detroit Edison 0.5 - 0.6 0.4 - 0.5 0.7 - 0.8

16 Energy Trading Outlook ($ millions) * Reconciliation to GAAP reported earnings included in the appendix Energy Trading has historically provided a solid cash flow stream which helps support DTE's investments Expect $45-$55 million in annual operating earnings, cash flow from Energy Trading Strategy and risk profile consistent with prior years $53 $43 $70 - 75 Energy Trading Operating Earnings* $45 - 55

Unconventional Gas Overview DTE's unconventional gas business has been very successful Sold Michigan Antrim properties for $1.3 billion Sold a portion of Barnett properties for $260 million (100%+ IRR) Near-term capital spend of $20-30 million Develop existing properties to create maximum value Monetize properties at right time in development cycle and in favorable commodity markets Provides cash for asset investments elsewhere at DTE 17 Plan to Continue Development and Monetization of Unconventional Gas Assets for Premium Returns Net Production Rate (Mmcfe/day) Gross Producing Wells 168 Reserves (Bcfe) Acreage Position (thousands) Net Developed 15 9/30/09 47 62 14 46 YE2008 60 9/30/09 YE2008 156 15 9/30/09 YE2008 16 YE2008 YE2007 Probable Proven 192 144 336 265 167 432 Net Undeveloped Barnett Shale Operating Metrics Past Success Future

Barnett Valuation 18 Reserves (Bcfe) Value ($ per mcfe) Low Value ($ millions) High Value ($ millions) Proved 167 $1.50 - $2.00 $250 $334 Probable 265 $0.50 - $1.00 $133 $265 Total 432 $383 $599 Average cost per well has decreased ~20%; Operating expenses are down 50% Average well productivity improving, up 70% from prior years Recovering only 10-20% of gas 20% - 50% of each Mcf's value is derived from natural gas liquids (NGL), correlative to oil prices Expect proved reserves to increase at year-end $300 million currently invested Conservative valuation is $383 million $600 million at the higher end

Strong Balance Sheet Supports Growth 19 2010 - 2012E Cash Flow Summary* Combination of internal cash and external financing will support the growth in capital spending Equity will support utility capital spend and improve the balance sheet * Excludes securitization

Targeted Financial Metrics Our objectives are to continue to: Strengthen our balance sheet Maintain focus on rating agency financial metric targets Maintain required capital structure in regulated businesses Given commitment to maintaining investment grade rating, targeting high end of our range for cash flow coverage ratio Over $1.7 billion of available liquidity as of 9-30-2009 20 Leverage* Funds from Operations / Debt* 53% 51% 50 - 52% 23% 23% 20 - 22% * Debt excludes securitization, MichCon's short-term debt, and considers the Trust Preferreds as equity

Our Dividend Is Well Supported 21 Our dividend of $2.12 per share is well supported Our current dividend yield at 6.0% is above our utility peer group average of 5.3% Our payout ratio is manageable, roughly in line with our 60% - 70% target Potential to grow dividend as we grow our business Dividend Yield (as of 10/09/09)

5%-6% Average Annual EPS Growth Attractive Dividend Investment Thesis 22 Strong regulated growth plan Regulatory framework now very constructive Dedicated funding and earnings mechanisms for renewables and energy optimization Non-utility businesses provide diversification of geography and earnings Track record of strong performance in challenging environment Strong balance sheet supports growth Our dividend, at $2.12 per share, is well supported and provides an attractive yield at current prices

Contact Us DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030 23

Appendix

25 2009 Capital Expenditures Guidance Capital Expenditures ($ millions)

26 Reconciliation of 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

27 Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Reconciliation of 2008 Reported to Operating Earnings per Share

Reconciliation of 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 28

Reconciliation of 2009 and 2010 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides 2009 guidance and 2010 outlook for operating earnings. It is likely that certain items that impact the company's 2009 and 2010 reported results will be excluded from operating results. A reconciliation to the comparable 2009 and 2010 reported earnings/net income guidance is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 29

30 Reconciliation of Cash from Operations to Adjusted Cash from Operations * accounted for in the investing activities section of the statement of cash flows Adjusted Cash From Operations Use of Adjusted Cash From Operations - DTE Energy management believes that adjusted cash from operations provide a more meaningful representation of the company's cash from ongoing operations and uses adjusted cash from operations as a primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses adjusted cash from operations to measure performance against budget and to report to the Board of Directors.